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                                                                    EXHIBIT 23.5



                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]





                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Norwest Corporation:

         We consent to the use in this Registration Statement of Norwest Corporation on Form S-4 of our report dated February 18, 1994 on Union Texas Bancorporation, Inc., appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "EXPERTS" in such Prospectus.



                                /s/ Deloitte & Touche LLP

                                    DELOITTE & TOUCHE LLP



February 16, 1996
San Antonio, Texas